UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 3, 2020

V. F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-05256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8505 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

(720) 778-4000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value, stated capital $.25 per share	VFC	New York Stock Exchange
0.625% Senior Notes due 2023	VFC23	New York Stock Exchange
0.250% Senior Notes due 2028	VFC28	New York Stock Exchange
0.625% Senior Notes due 2032	VFC32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 6, 2020, V.F. Corporation (the “Company”) initiated the transaction to incur indebtedness under its Five-Year Revolving Credit Agreement, dated December 17, 2018 (the “Credit Agreement”), among the Company, the borrowing subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, in an aggregate principal amount of $1 billion, which transaction is expected to be completed on April 9, 2020.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2020, in response to the COVID-19 pandemic, the Board of Directors of the Company (the “Board”) approved a temporary fifty percent reduction in base salary for Steven E. Rendle, the Company’s Chairman, President and Chief Executive Officer, and a temporary twenty-five percent reduction in base salary for the rest of the Company’s Executive Leadership Team, including the current named executive officers. The compensation reductions will be reassessed in four months and modified as necessary.

Item 7.01	Regulation FD Disclosure.

On April 7, 2020, the Company issued a press release announcing additional actions in response to the COVID-19 pandemic, including with respect to the matters discussed above. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
The following are furnished as exhibits to this report:

99.1	Press Release of V.F. Corporation, dated April 7, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION

Date: April 7, 2020	By:	/s/ Laura C. Meagher
		Name:	Laura C. Meagher
		Title:	Executive Vice President, General Counsel & Secretary